SUPPLEMENT DATED MAY 29, 2009 TO THE PROSPECTUS OF
MORGAN STANLEY SERIES FUNDS—
MORGAN STANLEY U.S. MULTI-CAP ALPHA FUND
Dated September 30, 2008

The second paragraph under "Principal Investment Strategies" is hereby deleted and replaced as follows:

  The Fund's "Investment Adviser," Morgan Stanley Investment Advisors Inc. and the Fund's "Sub-Adviser," Morgan Stanley Investment Management Limited (the "Advisers") seek to generate incremental return ("alpha") above the Standard & Poor's Composite 1500® Index (the "S&P 1500 Composite Index") by combining publicly available research primarily generated by Morgan Stanley & Co. Incorporated's ("Morgan Stanley & Co.") equity research analyst team (Morgan Stanley Equity Research), as well as publicly available research generated by other unaffiliated research providers, with the Advisers' actively managed, rigorous portfolio construction techniques. The Advisers utilize this hybrid process to maintain a risk- and industry-adjusted portfolio across the capitalization and style spectrum. The portfolio is rebalanced regularly as determined by the Advisers. No holding will represent more than 5% of the Fund's portfolio at the time of purchase.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

MCASPT